                           GREEN TREE FINANCIAL CORP.
                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1997, (97-3), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1997 to September 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1997.


                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION

                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 SEPTEMBER 1997



                         CUSIP#'S    393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97

                                                 Total $           Per $1,000
                                                  Amount            Original
                                              --------------     -------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $11,052,008.17

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      11,052,008.17

A.   Interest
     (2) Aggregate Interest

         a. Class A-1 Remittance Rate(5.88875%)      5.88875%
         b. Class A-1 Interest                     89,146.82      2.40937361
         c. Class A-2 Remittance Rate(6.49%)            6.49%
         d. Class A-2 Interest                    632,775.00      5.40833333
         e. Class A-3 Remittance Rate(6.73%)            6.73%
         f. Class A-3 Interest                    532,791.67      5.60833333
         g. Class A-4 Remittance Rate(6.93%)            6.93%
         h. Class A-4 Interest                    721,875.00      5.77500000
         i. Class A-5 Remittance Rate(7.14%)            7.14%
         j. Class A-5 Interest                    339,150.00      5.95000000
         k. Class A-6 Remittance Rate(7.32%)            7.32%
         l. Class A-6 Interest                    640,500.00      6.10000000
         m. Class A-7 Remittance Rate (7.64%
            unless the Weighted Average
            Contract rate is less than 7.64%)           7.64%
         n. Class A-7 Interest                    916,800.00      6.36666667

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 2



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97


                                                 Total $           Per $1,000
                                                  Amount            Original
                                              --------------     -------------
(3)  Amount applied to:
         a. Unpaid Class A Interest
              Shortfall                                  .00              .00

(4)  Remaining:
         a. Unpaid Class A Interest
              Shortfall                                  .00              .00


B.   Principal
     (5) Formula Principal Distribution
          Amount                                4,591,729.83              N/A
         a. Scheduled Principal                   882,130.52              N/A
         b. Principal Prepayments               3,375,699.01              N/A
         c. Liquidated Contracts                  185,378.47              N/A
         d. Repurchases                                  .00              N/A
         e. Current Month Advanced Principal    1,012,366.88              N/A
         f. Prior Month Advanced Principal       (863,845.05)             N/A

     (6) Pool Scheduled Principal Balance     777,586,833.30

    (6b) Adjusted Pool Principal Balance      776,574,466.42     970.71808303
    (6c) Pool Factor                              0.97071808

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date         .00

     (8) Class A Percentage for such Remittance
         Date                                          92.32%

     (9) Class A Percentage for the following
         Remittance Date                               92.27%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 3



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97


 (10) Class A Principal Distribution:
         a. Class A-1                           4,591,729.83     124.10080622
         b. Class A-2                                    .00              .00
         c. Class A-3                                    .00              .00
         d. Class A-4                                    .00              .00
         e. Class A-5                                    .00              .00
         f. Class A-6                                    .00              .00


                                                 Total $           Per $1,000
                                                  Amount            Original
                                              --------------     -------------

 (11) Class A-1 Principal Balance              13,574,466.42     366.87747081
(11a) Class A-1 Pool Factor                        .36687747

 (12) Class A-2 Principal Balance             117,000,000.00     1000.0000000
(12a) Class A-2 Pool Factor                       1.00000000

 (13) Class A-3 Principal Balance              95,000,000.00     1000.0000000
(13a) Class A-3 Pool Factor                       1.00000000

 (14) Class A-4 Principal Balance             125,000,000.00     1000.0000000
(14a) Class A-4 Pool Factor                       1.00000000

 (15) Class A-5 Principal Balance              57,000,000.00     1000.0000000
(15a) Class A-5 Pool Factor                       1.00000000

 (16) Class A-6 Principal Balance             105,000,000.00     1000.0000000
(16a) Class A-6 Pool Factor                       1.00000000

 (17) Class A-7 Principal Balance             144,000,000.00     1000.0000000
(17a) Class A-7 Pool Factor                       1.00000000

 (18) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                               .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 4



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

     (19)  31-59 days                           5,615,897.41              177

     (20)  60 days or more                      3,192,019.57              103

     (21)  Current Month Repossessions            812,769.30               31

     (22)  Repossession Inventory               1,228,967.32               45

     (23)  Weighted Average Contract Rate           10.15691


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date        .41%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                   .25%

(25)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date       .72%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                   .60%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 5



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97


(26)  Cumulative Realized Losses Test
      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          and 9.5% thereafter)                                            .01%

(27)  Current Realized Losses Test
      (a) Current Realized Losses for current Remittance Date       55,531.07

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                           .03%



(28)  Class M-1 Principal Balance Test
      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 23.25%)                                             15.36%

(29)  Class B Principal Balance Test
      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                      .00

      (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                 7.68%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 6



                         CUSIP#'S   393505-TZ8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97

                                                 Total $           Per $1,000
                                                  Amount            Original
                                              --------------     -------------
CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                            2,587,239.85

A.  Interest
(31)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.53%,
          unless Weighted Average Contract
          Rate is below 7.53%)                          7.53%

      b.  Class M-1 Interest                      376,500.00       6.27500000

(32)  Amount applied to Class M-1 Interest
      Deficiency Amount                                  .00                0

(33)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                  .00                0

(34)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall            .00                0

(35)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall            .00                0

B.    Principal
(36)  Formula Principal Distribution Amount              .00              N/A
      a.     Scheduled Principal                         .00              N/A
      b.     Principal Prepayments                       .00              N/A
      c.     Liquidated Contracts                        .00              N/A
      d.     Repurchases                                 .00              N/A

(37)  Class M-1 Principal Balance              60,000,000.00    1000.00000000
(37a) Class M-1 Pool Factor                       1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 7



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97


(38)  Class M-1 Percentage for such Remittance
      Date                                               .00%


                                                 Total $           Per $1,000
                                                  Amount            Original
                                              --------------     -------------
(39)  Class M-1 Principal Distribution:
       a.    Class M-1 (current)                        .00        0.00000000
       b.    Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance
             Date                                       .00

(40)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date        .00

(41)  Class M-1 Percentage for the following
      Remittance Date                                   .00%


Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                            2,210,739.85

(2)  Class B-1 Remittance Rate (7.51% unless
     Weighted Average Contract Rate is below 7.51%)    7.51%

(3)  Aggregate Class B1 Interest                 200,266.67        6.25833333

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                              .00               .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                 .00               .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 8



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97


 (6)  Amount applied to Class B1 Interest
      Deficiency Amount                                  .00

 (7)  Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                  .00

 (8)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date           .00

(8a)  Class B Percentage for such Remittance Date        .00


                                                 Total $           Per $1,000
                                                  Amount            Original
                                              --------------     -------------



 (9)  Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)             .00

(10a) Class B1 Principal Shortfall                       .00

(10b) Unpaid Class B1 Principal Shortfall                .00

 (11) Class B Principal Balance                60,000,000.00

 (12) Class B1 Principal Balance               32,000,000.00

(12a) Class B1 Pool Factor                        1.00000000



Class B2 Certificates
---------------------

 (13) Remaining Amount Available                2,010,473.18

 (14) Class B-2 Remittance Rate (8.03%
      unless Weighted Average Contract
      Rate is less than 8.03%)                          8.03%

 (15) Aggregate Class B2 Interest                 187,366.67       6.69166667

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 9



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97


 (16) Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00              .00

 (17) (Remaining Unpaid Class B2 Interest Shortfall      .00              .00

 (18) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date           .00

 (19) Class B2 Principal Liquidation Loss Amount         .00

 (20) Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                               .00

 (21) Guarantee Payment                                  .00

 (22) Class B2 Principal Balance               28,000,000.00

(22a) Class B2 Pool Factor                        1.00000000

                                                 Total $           Per $1,000
                                                  Amount            Original
                                              --------------     -------------


 (23) Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                            325,845.85


 (24) Class C Residual Payment                  1,497,260.66

 (25) Class M-1 Interest Deficiency on such
      Remittance Date                                    .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 10


                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 10/15/97



(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                    .00

(27)  Repossessed Contracts Repossessed Contracts 812,769.30

(28)  Repossessed Contracts Remaining
      in Inventory                              1,228,967.32